Exhibit 10.2

                            AMENDMENT AND RESTATEMENT
                                     OF THE
                         CASS INFORMATION SYSTEMS, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                   WITNESSETH:

      WHEREAS, the Plan was adopted June 16, 1998, effective January 1, 1998, to provide Key Executive Employees with retirement benefits which are comparable to those of other Company employees; and

      WHEREAS, the Plan was amended December 21, 1999 effective January 1, 1998; and

      WHEREAS, the Company wants to amend and restate the Plan to cause it to comply with Code Section 409A; and

      WHEREAS, the adoption and execution of this Plan has been approved by the
Board:

      NOW, THEREFORE, the Company adopts this Amended and Restated Plan effective January 1, 2005, to wit:

ARTICLE 1. DEFINITIONS

      1.1 Affiliated Company. Any corporation which is a member of the same controlled group of corporations, as determined by Code Section 1563(a) [without regard to Code Sections 1563(a)(4) and (e)(3)(C)] of which the Company is a member.

      1.2 Beneficiary. An individual, designated in accordance with the terms of the Plan, to receive benefits in the event of the death of the Participant. In the event no Beneficiary is designated or a Beneficiary designation cannot be found, the Participant's estate shall be the Beneficiary.

      1.3 Board. The board of directors of the Company.

      1.4 Change of Control. Any one or more of the following occurrences:

            (a) Any individual, corporation (other than the Company), partnership, trust, association, pool, syndicate, or any other entity or any group of persons acting in concert becomes the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Company possessing more than one-third of the voting power for the election of directors of the Company;

            (b) The consummation of any consolidation, merger, or other business combination involving the Company in which holders of voting securities of the Company immediately prior to such consummation own, as a group, immediately after such consummation, voting securities of the Company (or, if the Company does not survive such transaction, voting securities of the entity surviving such transaction) having less than two-thirds of the total voting power in an election of directors of the Company (or such other surviving corporation);

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            (c) During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director of the Company was approved by a vote of at least two-thirds (2/3rds) of the directors of the Company then still in office who were directors of the Company at the beginning of any such period; or

            (d) There shall be consummated any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company (on a consolidated basis) to a party which is not controlled by or under common control with the Company.

In the event that any provision of this definition of Change of Control provides for a smaller degree of change of ownership than that required in the corresponding meaning of change in the ownership or effective control of a corporation, or change in the ownership of a substantial portion of the assets of a corporation in Treasury Regulation 1.409A-3(i)(5) or any successor regulation, the determination as to whether there has been a Change in Control shall be determined by the provisions of such Treasury Regulation 1.409A-3(i)(5) or such successor regulation.

      1.5 Code. The Internal Revenue Code of 1986, as amended.

      1.6 Company. Cass Information Systems, Inc., a Missouri corporation.

      1.7 401(k) Hypothetical Annuity. shall be determined as follows:

            (a) For purposes of this Section 1.7, the terms "Elective Deferral Contributions", "Matching Contributions", "Elective Deferral Contributions Account", "Matching Contributions Account" and "Plan Year" have the meanings as provided in the 401(k) Plan.

            (b) Determine the total value at the Participant's Normal Retirement Date of the Participant's Elective Deferral Contributions and Matching Contributions Accounts assuming, from the first day the Participant is eligible to participate in the 401(k) Plan, that:

                  (i) The Participant makes, for each Plan Year through his
            Retirement Date, Elective Deferral Contributions in an amount equal to three percent of his Compensation, up to the maximum permitted pursuant to Code Sections 401(a)(17) and 402(g).

                  (ii) Matching Contributions are made on behalf of the
            Participant, for each Plan Year through his Retirement Date, in an amount equal to one half the Participant's Elective Deferral Contributions.

                  (iii) The Participant's Elective Deferral Contributions and
            Matching Contributions Accounts realize an annual investment return of eight percent through his Normal Retirement Date.

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For purposes of this Subsection 1.7(b), the Retirement Date for a Participant
described in Section 5.8 means his date of death.

            (c) Determine the amount of an annual annuity (payable on a monthly basis for the Participant's life with a ten year certain guarantee) which is the Actuarial Equivalent of the amount determined under 1.7(b) using the 1983 Group Annuity Mortality Table and six percent interest.

      1.8 401(k) Plan. The Cass Information Systems, Inc. 401(k) Plan.

      1.9 Key Executive Employee. A person who serves as a managerial employee of the Company or an Affiliated Company.

      1.10 Normal Form. The form of benefit provided under Section 5.2.

      1.11 Optional Form of Benefit. Any form of payment, other than the Normal Form, which is permitted under the Pension Plan.

      1.12 Participant. A Key Executive Employee recommended and approved to receive the benefits pursuant to this Plan as set forth in Article 3 hereof.

      1.13 Pension Plan. The Retirement Plan for Employees of Cass Information Systems, Inc., as amended.

      1.14 Pension Plan Benefit. The annual benefit which would be payable to the Participant in the Normal Form under the Pension Plan payment of which would commence on his Normal Retirement Date, assuming that the Participant is not married on his Normal Retirement Date.

      1.15 Pension Plan Terms. The following terms have the meanings as defined in the Pension Plan:

            (a)   "Actuarial Equivalent".

            (b)   "Contingent Annuitant Option".

            (c)   "Early Retirement".

            (d)   "Early Retirement Date".

            (e) "Earnings" except that the limitation of Code Section 401(a)(17) shall not apply and non-cash remuneration, income attributed to the exercise of stock options and expense reimbursements shall not be treated as "Earnings."

            (f)   "Final Average Earnings".

            (g)   "50% Joint and Survivor Annuity".

            (h)   "Life Annuity".

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            (i)   "Normal Retirement".

            (j)   "Normal Retirement Date".

            (k)   "Service".

            (l)   "Spouse"

      1.16 Plan. The Cass Information Systems, Inc. Supplemental Executive Retirement Plan.

      1.17 Primary Social Security Benefit. The annual Social Security benefit to which a Participant is entitled at age sixty five under the Social Security Act determined as of his Retirement Date, multiplied by the result of the Participant's full years of Service divided by twenty-five (not to exceed 100 percent). For purposes of determining the annual Social Security Benefit of a Participant who terminates employment with the Company or an Affiliated Company before his Normal Retirement Date, it shall be assumed that he continues to have the same amount of Earnings he had in the calendar year immediately preceding such termination of employment in each calendar year commencing with the calendar year in which his termination of employment occurs and each subsequent calendar year through the end of the calendar year in which his Normal Retirement Date would occur had he continued to be employed by the Company or an Affiliated Company until his Normal Retirement Date.

      1.18 Retirement Date. Except as otherwise provided herein, the first day of the month immediately following a Participant's termination of employment with the Company or an Affiliated Company, for a reason other than death, after he qualifies for Early or Normal Retirement. The Retirement Date of a Participant described under Subsection 5.9(a) shall be his earliest Early Retirement Date assuming he had continued to be an employee of the Company or an Affiliated Company until such date.

      1.19 Specified Employee. A Participant who is a Specified Employee within the meaning of Code Section 409A(a)(2)(B)(i).

      1.20 Supplemental Pension. The pension benefit payable under Section 5.2.

ARTICLE 2. ADMINISTRATION

      2.1 The Board shall administer this Plan. The Board shall adopt such uniform and nondiscriminatory regulations as it shall deem necessary or appropriate for the administration of this Plan. The Board shall have the full power and authority to resolve all questions and issues interpreting the terms and conditions of this Plan which may arise hereunder. The Board may delegate one or more of its duties or responsibilities to other individuals.

      2.2 The Board shall compute the benefit payable, as provided in this Plan, to Participants, Spouses or Beneficiaries under this Plan.

      2.3 The Board shall make all determinations concerning rights to benefits under this Plan. Any decision by the Board denying a claim by a Key Executive Employee, Participant, Spouse or Beneficiary for benefits under this Plan shall be stated in writing and delivered or mailed to the Key Executive Employee,

Participant, Spouse or Beneficiary. Such decision shall set forth the specific reasons for the denial, written to the best of Company's ability, in a manner that may be understood without legal or actuarial counsel. In addition, the Company shall afford a reasonable opportunity to the Participant, Spouse or Beneficiary for a full and fair review of the decision denying such claim.

      2.4 The Board shall keep a record of all proceedings and shall maintain or cause to be maintained all books of accounts, records or other data as may be necessary or advisable in the Board's judgment for the proper administration of the Plan.

ARTICLE 3. ELIGIBILITY FOR PARTICIPATION IN THE PLAN

      3.1 A Key Executive Employee, who is recommended by the Chairman and Chief Executive Officer of the Company to the Board to participate in the Plan, shall participate in the Plan if the Board approves such recommendation. The Board may provide that a Key Executive Employee becomes a Participant in the Plan effective as of any date and such Key Executive Employee shall become a Participant as of such date.

      3.2 Each Participant shall complete and execute an Agreement Schedule, in the form attached hereto, upon becoming a Participant or at such other time as the Board may require.

ARTICLE 4. FUNDING

      4.1 The Company and/or an Affiliated Company will fund the Plan in such a manner as shall be approved, from time to time, by the Board. The determination of the Board as to whether to fund the Plan in advance or as benefits are due, and if in advance, the amount thereof, shall be conclusive and binding upon all parties in interest.

      4.2 Contributions by Participants are not required nor permitted under this Plan.

ARTICLE 5. BENEFITS

      5.1 Except as provided in Sections 5.9 and 5.11, a Participant, or his Spouse or Beneficiary, shall not be paid benefits under this Plan until the Participant has qualified for Early or Normal Retirement. Benefits shall not be payable under this Plan and shall be forfeited on account of a Participant who terminates employment with the Company or an Affiliated Company, for a reason other than specified in Sections 5.9 or 5.11, prior to qualifying for Early or Normal Retirement.

      5.2 The Company shall pay a Participant, who has qualified for Early or Normal Retirement, a Supplemental Pension pursuant to this Article 5. The monthly amount of the Supplemental Pension shall be one twelfth of the amount determined under Section 5.3. The Supplemental Pension shall be paid monthly commencing on the date payment of the Participant's benefits commences under the Pension Plan and ending on the first day of the month in which the Participant dies, and, if such death occurs within ten years of his Retirement Date, payments shall continue to be made to his Beneficiary until a total of 120 monthly payments shall have been made to the Participant and his Beneficiary. In the event of the death of both the Participant and his Beneficiary before 120 monthly payments have been made, the Actuarial Equivalent of the remaining monthly payments shall be paid in a single sum to the estate of the last to survive of the Participant or his Beneficiary. The form of benefits paid under this Section 5.2 are called the "Normal Form".

      5.3 The Supplemental Pension shall be an annual amount equal to seventy percent of the Participant's Final Average Earnings, multiplied by the result of Participant's full years of Service divided by twenty-five (not to exceed 100 percent), less the sum of the Participant's:

            (a)   Pension Plan Benefit;

            (b)   Primary Social Security Benefit; and

            (c)   401(k) Hypothetical Annuity.

The Supplemental Pension shall be reduced by 1/180 for each of the first sixty calendar months and 1/360 for each of the next sixty calendar months by which commencement of payment of the Participant's Supplemental Pension precedes his Normal Retirement Date and shall not be actuarially increased if payment of the Supplemental Pension commences after the Participant's Normal Retirement Date.

      5.4 If the Participant has a Spouse on his Retirement Date, the Supplemental Pension shall be paid in the form of a 100 per cent Contingent Annuitant Option with the Spouse being the surviving annuitant, which shall be the Actuarial Equivalent of the Normal Form.

      5.5 A Participant who has a Spouse on his Retirement Date may elect to have his Supplemental Pension paid in a Life Annuity or in a Contingent Annuitant Option rather than a form prescribed by Section 5.2 or 5.4. A Participant who does not have a spouse may elect to have his Supplemental Pension paid in a Life Annuity. Any form of benefit paid pursuant to this
Section 5.5 shall be the Actuarial Equivalent of the Normal Form. The rules of the Pension Plan, governing the election of a Normal or Optional Form of benefit payment shall apply to such election.

      5.6 Notwithstanding anything in this Plan to the contrary, if the single sum, Actuarial Equivalent of a Participant's Supplemental Pension is $15,000 or less at the time payment of such Pension is to commence, the Supplemental Pension shall be paid in an amount equal to the single sum Actuarial Equivalent of such Supplemental Pension and no other benefits shall be paid under the Plan.

      5.7 Payment of the benefits of a Participant (who is a Specified Employee on his Retirement Date) under Section 5.2, 5.4, 5.5 or 5.6, shall not commence until the first day of the seventh month immediately following the month in which payment of benefits would otherwise commence but for this Section 5.7. In this event, the total of the monthly benefits, that would have otherwise been paid for the first six months but for this Section 5.7, shall be paid in a single sum, along with the regular monthly payment for the seventh month, as of the first day of said seventh month with interest on such amounts at the Six Month U.S. Treasury Bill rate, compounded annually, as in effect on the first day such benefits would be paid but for this Section 5.7.

      5.8 Benefits payable under this Article 5 shall be suspended upon a Participant's return to full employment with the Company or an Affiliated Company. Such benefits shall again commence upon the Participant's subsequent termination of employment and continue as if such benefits had not been suspended upon his return to full employment. In the event of suspension of benefits under this Section 5.8, such benefits, when payment again commences, shall not be actuarially adjusted for the period of suspension.

      5.9 In the event of the death of a Participant, who has a Spouse on his date of death, before his Retirement Date, there shall be paid to such Spouse the survivor portion of the annuity to which the Spouse would be entitled under
Section 5.4 as if:

            (a) In the case of a Participant who dies before reaching his earliest possible Early Retirement Date, such Participant:

                  (i) Continued in the employment of the Company or an
            Affiliated Company until his earliest possible Early Retirement
            Date;

                  (ii) Retired from the service of the Company or an Affiliated
            Company on his earliest possible Early Retirement Date and retired with an immediate 100 Percent Contingent Annuity; and

                  (iii) Died immediately after retiring.

            (b) In the case of a Participant who dies after his Early or Normal Retirement Date, such Participant had retired with an immediate 100 per cent Contingent Annuity on the day before his date of death.

The benefit payable to the Spouse of a Participant described in Section 5.9(a) shall commence with what would have been the Participant's earliest Early Retirement Date, assuming he had survived and remained in the employment of the Company or an Affiliated Company to such date. The benefit payable to the Spouse of a Participant described in Section 5.9(b) shall commence with the first day of the month immediately following the month in which the Participant's death occurs. Notwithstanding anything in this Section 5.9 to the contrary, a Participant who dies before his earliest possible Early Retirement Date shall not accrue Service after his death for purposes of determining the amount of his Supplemental Pension under Section 5.3. Other than the benefit provided by this
Section 5.9, no other death benefit shall be paid on account of the death of a Participant before his Retirement Date.

      5.10 Notwithstanding any provision in the Plan, if a Participant's employment with the Company or an Affiliated Company is terminated for Cause, neither the Participant, his Spouse or Beneficiary shall be entitled to any benefits under this Plan. "Cause" means termination by the Company of the Participant's employment or service by reason of: (a) an order of any federal or state regulatory authority having jurisdiction over the Company or any Affiliated Company; (b) the willful failure of the Participant substantially to perform his duties set forth by his employment agreement (other than any such failure due to the Participant's physical or mental illness); (c) a willful breach by the Participant of any material provision of any written agreement with the Company or any Affiliated Company; (d) the Participant's commission of a crime that constitutes a felony or other crime of moral turpitude or criminal fraud; (e) chemical or alcohol dependency which materially and adversely affects the Participant's performance of his duties to the Company or any Affiliated Company; (f) any act of disloyalty or breach of responsibilities to the Company or any Affiliated Company, which is intended by the Participant to cause material harm to the Company; (g) misappropriation (or attempted misappropriation) of any of the Company's or any Affiliated Company funds or property by the Participant; or (h) the Participant's material and intentional violation of any Company or Affiliated Company policy applicable to the Participant.

      5.11 In the event of a Change in Control, each Participant, the payment of whose benefits under the Plan has not yet commenced, and each Participant, Spouse and Beneficiary receiving a Supplemental Pension shall be paid, within sixty days following such Change in Control, in a single sum, the Actuarial Equivalent of the remaining payments to be made to such individual under the Supplemental Pension. In the event of a payment on account of Change in Control, the provisions of Section 5.10 shall not apply. A Participant, Spouse or Beneficiary who receives a payment on account of a Change of Control and the Spouse or Beneficiary of a Participant who receives a payment on account of Change of Control shall not receive further benefits under the Plan.

      5.12 Notwithstanding anything in the Plan to the contrary, no benefit shall be paid under the Plan on account of a Participant who has not participated in the Plan for less than thirty-six consecutive, full calendar months following the date the Board provides he becomes a Participant. Notwithstanding anything in this Section 5.12 to the contrary, benefits shall be paid on behalf of a Participant, who has not participated in the Plan for at least thirty-six months, in the event of his death or the occurrence of a Change in Control or in the event such Participant qualifies for Normal Retirement.

ARTICLE 6. MISCELLANEOUS PROVISIONS

      6.1 The Board reserves the right to amend or terminate this Plan; however, any amendment or termination permitted under this Section 6.1 shall not reduce or cancel the Accrued Benefit of a Participant, which accrued prior to such amendment or termination, or the manner of payment of such benefits which are payable to a Participant, his Spouse or Beneficiary.

      6.2 Construction of this Plan shall be governed and construed and enforced with the laws of Missouri, excluding conflict of law rules and principles, except to the extent such laws are preempted by Federal law. Courts located in the State of Missouri shall have exclusive jurisdiction to determine all matters relating to the Plan and venue is proper in such courts.

      6.3 The accounting period for the Plan shall be the annual period ending on December 31.

      6.4 Nothing in this Plan, or any amendment thereto, shall give a Participant, Key Executive Employee, Spouse, Beneficiary, employee of the Company or an Affiliated Company or other person, a right unless it is specifically provided or is accorded by the Company pursuant to this Plan. Nothing in this Plan or any amendment thereto shall be construed as giving a Participant the right to remain in the employment of the Company or an Affiliated Company and all persons shall remain subject to discharge at any time to the same extent as if this Plan had not been adopted.

      6.5 The terms of this Plan shall be binding upon the heirs, executors, administrators, successors and assigns of all parties in interest.

      6.6 Terms in the masculine shall be deemed to include the feminine, and terms in the singular shall be deemed to include the plural and vice versa, wherever the context so admits or requires.

      6.7 Any amount payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Company, any Affiliated Company and the Board with respect thereto.

      6.8 Neither a Participant nor any other person shall acquire any right, title, or interest in or to any amount outstanding to the Participant's credit under the Plan other than the actual payment of such portions thereof in accordance with the terms of the Plan. This Plan shall not be deemed to constitute or create a trust, or an escrow agreement or any type of fiduciary relationship between the Company and a Participant and his Spouse and Beneficiary; nor shall the benefits provided herein be deemed in any way to be secured by any particular assets of the Company. The Participant's interest and that of his Spouse shall be only the unsecured contractual right to receive the benefits provided for herein.

      6.9 No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or change, and any attempt to anticipate, alienate, sell, assign, pledge encumber or change the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. If a Participant, his Spouse or Beneficiary shall become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or change any right or benefit hereunder, then such right or benefit shall, in the discretion of the Board, cease and terminate; and in such event, the Company may hold or apply the same or any part thereof for the benefit of such Participant, his Spouse or Beneficiary at any time and in such proportion as the Board may deem proper. Notwithstanding anything in this Plan to the contrary, a payment may be made to satisfy a domestic relations order within the meaning of Code Section 414(p)(1)(B); provided, however, that no Plan benefits shall be distributed pursuant to such a domestic relations order before they would otherwise be distributed to the Participant or his Beneficiary under the terms of the Plan.

      6.10 The cost of administering the Plan shall be paid by the Company.

      6.11 This Amendment and Restatement of the Plan shall become operative and in effect as of January 1, 2005.

      6.12 The headings have been inserted for convenience only and shall not affect the meaning or interpretation of the Plan.

      6.13 The parties hereto agree that the Company shall, without prejudice to any other remedies, be entitled to injunctive relief for any breach of covenant contained in this Plan.

      6.14 In the event a Key Executive Employee is also a member of the Board, he shall not be eligible to participate in any determination reserved to the Board under this Plan as it relates such Employee.

      6.15 The Participant, his Spouse and any Beneficiary shall submit his current mailing address to the Company. It shall be the duty of the Participant, and his Spouse and any Beneficiary to notify Company promptly of any change of address. In absence of such notice, the Company shall be entitled, for all purposes, to rely on the last known address of the Participant, his Spouse or any Beneficiary.

      6.16 If any provision of this Plan is found to be invalid, it will not render the remainder of the Plan invalid.

      6.17 The Company shall have the right to withhold from any payment hereunder any federal, state, or local taxes required by law to be withheld, or require payment in the amount of such withholding.

      6.18 Subject to the approval by the Board, an Affiliated Company may adopt this Plan for the benefit of one or more of its employees. In this event, reference to the "Company" herein shall be deemed a reference to the Affiliated Company which has adopted this Plan pursuant to this Section 6.18, where the context so admits or requires.

      6.19 All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Plan shall be in writing and shall be deemed to have been given when delivered personally; mailed by certified or registered mail, return receipt requested and postage prepaid; delivered by a nationally recognized overnight delivery service or sent by facsimile and confirmed by first class mail, to the recipient. Such notices, demands and other communications shall be sent to the parties at the addresses indicated below:

            (a) If to a Participant:   At the last known address of such person.
                his Spouse or
                Beneficiary

            (b) If to the Company:     Vice President - Human Resources
                                       Cass Information Systems, Inc.
                                       13001 Hollenberg Drive
                                       Bridgeton, Missouri  63044

or to such other address or to the attention of such other party as the recipient party has specified by prior written notice to the sending party.

      IN WITNESS WHEREOF, the Company has caused this Cass Information Systems, Inc. Supplemental Executive Retirement Plan to be executed by its President and attested by its Secretary thereto duly authorized as of the day and year first above written.

ATTEST:                                     CASS INFORMATION SYSTEMS, INC.


                                            By:
--------------------------------                --------------------------------
Secretary                                       President

                               AGREEMENT SCHEDULE

                         Cass Information Systems, Inc.
                     Supplemental Executive Retirement Plan

      __________________________________________, (the "Participant"), an
employee of Cass Information Systems, Inc. (the "Company"), has been selected and is hereby designated pursuant to a resolution adopted by the Board of Directors of the Company to participate in the Cass Information Systems, Inc. Supplemental Executive Retirement Plan ("Plan") effective ____________________, 200____.

      I have been furnished a copy of and have read and understand the Plan. I hereby acknowledge my designation as a Participant in the Plan and agree to its terms and elect to have my Plan benefits distributed as provided above.

      If you wish to accept the benefits of the Plan, please complete and execute a copy of this schedule at the place indicated below.

         Dated this ______ day of ____________________, 200____.


                                         _______________________________________
                                         Participant

         Received this ____ day of __________ on behalf of the Company.


                                         By ____________________________________


                                         Title: ________________________________

                         CASS INFORMATION SYSTEMS, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                              BENEFIT ELECTION FORM

      I, ________________________ (the "Participant"), qualify for Early or Normal Retirement under the Cass Information Systems, Inc. Supplemental Executive Retirement Plan (the "Plan"). I hereby elect the following form of benefit payments:

A.    Complete this section if you are not married:

      1.    ______      Normal Form (10 year certain, life annuity)
      2.    ______      Straight Life Annuity

If A.1.is selected, complete the following information regarding the contingent beneficiary:


                   __________________________________________
                   Name


                   __________________________________________
                   Street Address


                   __________________________________________
                   City, State and Zip Code

B.    Complete this section if you are married:

      1.    ______      Normal Form - 100% joint and survivor annuity with your
                        spouse
      2.    ______      Straight Life Annuity
      3.    ______      Contingent Annuity with _______ [50%, 75% or 100%] to
                        beneficiary

If B.3. is selected, complete the following information regarding the contingent beneficiary:


                   __________________________________________
                   Name


                   __________________________________________
                   Street Address


                   __________________________________________
                   City, State and Zip Code

If you do not complete this form, your benefits will be paid in the Normal Form. All sums payable under the Plan by reason of your death shall be paid to your beneficiary if he or she survives you.

I have completed this election form this ______ day of _________________, 20__.


                                         _______________________________________
                                         Signature


                                         _______________________________________
                                         Print Name

CONSENT OF SPOUSE:

I am the spouse of the Participant. I hereby consent to the Participant's above elections of form of benefits under the Plan and the Participant's designation of beneficiary.


                                         _______________________________________
                                         Signature


                                         _______________________________________
                                         Print Name


                                         _______________________________________
                                         Date

STATE OF MISSOURI    )
                     )  SS:
COUNTY OF ST. LOUIS  )

      Before me, the undersigned, a Notary Public, personally appeared __________________, who executed the above Consent of Spouse as a free and voluntary act.

      IN WITNESS WHEREOF, I have signed my name and affixed my official notary seal this _______ day of __________________, 20__.


                                         _______________________________________
                                         Notary Public

My Commission Expires:

Accepted on behalf of Cass Information Systems, Inc. this ____ day of _______________, 20__.


                                         _______________________________________
                                         Signature


                                         _______________________________________
                                         Print Name


                                         _______________________________________
                                         Title